U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1st, 2019

JUFEEL INTERNATIONAL GROUP
(Exact Name of Registrant as Specified in its Charter)

Wyoming	333-229777	82-3002644
(State of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

85 Jinshui East Road19/F, Tower 3, Yabao Zhengzhou, Henan Province, PRC
(Address of principal executive offices)

+86 (371) 53626656 (Registrant’s telephone number including area code) Not Applicable (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Note: This 8-k is being amended pursuant to changes requested by the previous auditor upon review as the Company had not provided a copy of the original 8-K to Marcum BP prior to the filing.

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(1)	PREVIOUS INDEPENDENT AUDITORS:

a.	On May 1st, 2019, the Company terminated Marcum Bernstein & Pinchuk LLP (“Marcum BP”) as its registered independent public accountant.

b.	Marcum BP’s reports on the financial statements as of December 31, 2018 and 2017 and for each of the two years in the period ended December 31, 2018, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

c.	Our Board of Directors participated in and approved the decision to change independent accountants. During the Registrant’s two most recent fiscal years ended December 31, 2018 and 2017 and through May 1, 2019, there have been no disagreements with Marcum BP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Marcum BP would have caused them to make reference thereto in their report on the financial statements.

d.	We have authorized Marcum BP’s to respond fully to the inquiries of the successor accountant.

e.	During the periods through December 31, 2018, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K other than the material weaknesses noted in Item 9A of the Company’s 10-K filed on April 26, 2019.

f.	The Company has provided a copy of the foregoing amended disclosures to Marcum BP prior to the date of the filing of this Form 8-K/A and requested that Marcum BP furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report.

(2)	NEW INDEPENDENT ACCOUNTANTS:

a.	On May 1st, 2019, the Company engaged Yu Certified Public Accountant, situated at 136-20 38th Avenue Suite 10i(F), Flushing, NY 11354 as its new registered independent public accountant.

b.	During the periods through December 31, 2018 and prior to May 1st, 2019 (the date of the new engagement), we did not consult with Yu Certified Public Accountant regarding:

i.	the application of accounting principles to a specified transaction,

ii.	the type of audit opinion that might be rendered on the Company’s financial statements by Yu Certified Public Accountant, in either case where written or oral advice provided by Yu Certified Public Accountant would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues, or

iii.	any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

a.	None.

b.	Exhibits

Number	Exhibit
16.1	Letter from Marcum BP

* Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

JUFEEL INTERNATIONAL GROUP

Dated: May 8, 2019	By:	/s/ Rongxuan Zhang
Rongxuan Zhang
Chief Executive Officer

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